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                                                                  Exhibit 10(c)8

                       ROCKWELL INTERNATIONAL CORPORATION
                           RESTRICTED STOCK AGREEMENT


To:  D. W. DECKER

     In accordance with a determination of the Compensation and Management Development Committee (the Committee) of the Board of Directors of Rockwell International Corporation (the Corporation), 8,205 shares (Restricted Shares) of Common Stock of Rockwell have been granted to you as Restricted Stock in payment of the aggregate amount of $399,993.75 in respect of your payout for the 1995-1997 Performance Cycle for the Business Unit Long-Term Incentive Plan for the Semiconductor Systems business established pursuant to the Corporation's 1995 Long-Term Incentives Plan (the 1995 Plan).

     These Restricted Shares have been granted to you today upon the following terms and conditions:

1.   Earning of Restricted Shares

          (a) If (i) you shall continue as an employee of the Corporation until the January 1 immediately following your attainment of age 62 or such later age (not more than age 67) to which the Committee shall from time to time have requested, prior to your attainment of age 62 (or such later age as to which it shall have previously requested), that you remain in service as an employee of the Corporation; or (ii) you shall die or suffer a disability that shall continue for a continuous period of at least six months prior to your attainment of age 62 (or the later age prescribed pursuant to the preceding clause (a)(i)); or (iii) a "change of control" (as defined for purposes of Article III, Section 13(I)(1) of the Corporation's By-Laws) shall occur; then you shall be deemed to have fully earned all the Restricted Shares subject to this agreement.

          (b) If your employment by the Corporation terminates prior to the January 1 immediately following your attainment of age 62 (or the later age prescribed pursuant to clause (a)(i) of this paragraph), you shall be deemed not to have earned any of the Restricted Shares and shall have no further rights with respect thereto unless the Board of Directors or the Committee shall determine, in its sole discretion, that your earlier retirement from service with the Corporation is in the best interests of the Corporation.

2.   Retention of Certificates for Restricted Shares and Dividends

     Certificates for the Restricted Shares and any dividends or distributions thereon or in respect thereof (Dividends), whether in cash or otherwise (including but not limited to additional shares of Common Stock, other securities of the Corporation or securities of another entity, any such shares or other securities being collectively referred to

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     herein as Stock Dividends) shall be delivered to and held by the
     Corporation, or shall be held in book-entry form subject to the Corporation's instructions, until you shall have earned the Restricted Shares in accordance with the provisions of paragraph 1. To facilitate implementation of the provisions of this agreement, you undertake to sign and deposit with the Corporation's Office of the Secretary (i) a Stock Transfer Power in the form of ATTACHMENT 1 hereto with respect to the Restricted Shares and any Stock Dividends thereon; (ii) a Dividend Order in the form of ATTACHMENT 2 hereto with respect to Dividends (whether payable in cash or as Stock Dividends), on the Restricted Shares; and (iii) such other documents appropriate to effectuate the purpose and intent of this agreement as the Corporation may reasonably request from time to time.

3.   Voting Rights

     Notwithstanding the retention by the Corporation of certificates (or the right to give instructions with respect to shares held in book-entry form) for the Restricted Shares and any Stock Dividends, you shall be entitled to vote the Restricted Shares and any Stock Dividends held by the Corporation in accordance with paragraph 2, unless and until such shares have been forfeited in accordance with paragraph 5.

4.   Delivery of Earned Restricted Shares

     As promptly as practicable after you shall have been deemed to have earned the Restricted Shares in accordance with paragraph 1, the Corporation shall deliver to you (or in the event of your death, to your estate or any person who acquires your interest in the Restricted Shares by bequest or inheritance) the Restricted Shares, together with any Dividends then held by the Corporation (or subject to its instructions) and interest on the amount of Dividends paid in cash as provided in Section 4(c) of the 1995 Plan.

5.   Forfeiture of Unearned Restricted Shares and Dividends

     Notwithstanding any other provision of this agreement, (a) if you shall make an effective election pursuant to Section 83(b) of the Internal Revenue Code, as amended, with respect to the Restricted Shares or any Dividends; or (b) if at any time it shall become impossible for you to earn any of the Restricted Shares in accordance with this agreement, all the Restricted Shares, together with any Dividends, then being held by the Corporation (or subject to its instructions) in accordance with paragraph 2 shall be forfeited, and you shall have no further rights of any kind or nature with respect thereto. Upon any such forfeiture, the Restricted Shares, together with any Dividends, shall be transferred to the Corporation.



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6.   Transferability

     This grant is not transferable by you otherwise than by will or by the laws of descent and distribution, and the Restricted Shares, and any Dividends shall be deliverable, during your lifetime, only to you.

7.   Withholding

     The Corporation shall have the right, in connection with the delivery of the Restricted Shares and any Dividends (and interest thereon) subject to this agreement, (i) to deduct from any payment otherwise due by the Corporation to you or any other person receiving delivery of the Restricted Shares and any Dividends (and interest thereon) an amount equal to the taxes required to be withheld by law with respect to such delivery, (ii) to require you or any other person receiving such delivery to pay to it an amount sufficient to provide for any such taxes so required to be withheld or (iii) to sell such number of the Restricted Shares and any Stock Dividends as may be necessary so that the net proceeds of such sale shall be an amount sufficient to provide for any such taxes so required to be withheld.

8.   Applicable Law

     This agreement and the Corporation's obligation to deliver Restricted Shares and any Dividends (and interest thereon) hereunder shall be governed by and construed and enforced in accordance with the laws of Delaware and the Federal law of the United States.

                        ROCKWELL INTERNATIONAL CORPORATION



                     By:     /s/ J.R. Stone
                         -----------------------------------------------------
                                 J. R. Stone
                         Senior Vice President, Organization & Human Resources

Attachment 1 - Stock Transfer Power
Attachment 2 - Dividend Order

Dated:  December 3, 1997

Agreed to this 3rd day of December, 1997


     /s/ D.W. Decker
----------------------------------------
         D. W. Decker

Address:  18 Rustling Wind
          Irvine, CA  92715

Social Security No.:  ###-##-####



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                                                                    ATTACHMENT 1


                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, I, Dwight W. Decker, hereby sell, assign and transfer unto Rockwell International Corporation (i) the 8,205 shares (the Shares) of the Common Stock of Rockwell International Corporation (Rockwell) standing in my name on the books of Rockwell represented by Certificate No. ______________ herewith, granted to me on December 3, 1997, as Restricted Stock as deferred payment of certain compensation earned during the Corporation's fiscal year ended September 30, 1997, and (ii) any additional shares of Rockwell's Common Stock, other securities issued by Rockwell or securities of another entity (Stock Dividends) distributed, paid or payable on or in respect of the Shares and Stock Dividends during the period the Shares and Stock Dividends are held by Rockwell pursuant to a certain Restricted Stock Agreement dated December 3, 1997 with respect to the Shares; and I do hereby irrevocably constitute and appoint ______________________________, attorney with full power of substitution in the premises to transfer the Shares on the books of Rockwell.

Dated:  December 3, 1997

                                              ---------------------------------
                                                          (Signature)

WITNESS:

---------------------------------------       ---------------------------------
                                                          (Signature)


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                                                                  ATTACHMENT 2

Send To:
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                       D I V I D E N D     O R D E R

                                                       Date:
                                                            --------------------

Until this order shall be revoked in writing by the undersigned with the written consent of the Secretary or an Assistant Secretary of Rockwell International Corporation, please comply with the following instructions with respect to the payment of all dividends or other distributions on all shares of Common Stock of Rockwell International Corporation:

REGISTERED AS FOLLOWS:     Dwight W. Decker
                           c/o Office of the Secretary (CM-72)
                           600 Anton Boulevard, Suite 700
                           Costa Mesa, CA  92628-5090
                           Tax Identification No.:  ###-##-####
                           Account Key:

DIVIDEND CHECKS and all rights, stock dividends, notices and other communications (other than proxy statements and proxies) pertaining to the above account are to be payable to and mailed as follows:

                           Office of the Secretary (CM-72) 600
                           Anton Boulevard, Suite 700 Costa
                           Mesa, CA 92628-5090

All proxy statements, proxies and related materials pertaining to the above account are to be mailed to the undersigned at the following address:

                           Dwight W. Decker
                           18 Rustling Wind
                           Irvine, CA  92715

THIS ORDER MUST BE SIGNED BY ALL REGISTERED OWNERS:


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SIGNATURE(S) GUARANTEED:

ROCKWELL INTERNATIONAL CORPORATION

By:
   -------------------------------
        Assistant Secretary